Hologic, Inc. 2008 Fourth Quarter and Annual Performance at September 27, 2008 • Financial results • Company highlights • First quarter and fiscal year 2009 outlook Exhibit 99.3

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
2
Safe Harbor Statement
Safe Harbor Statement
Safe Harbor Statement
This presentation contains forward-looking information that involves risks and uncertainties, including statements regarding the
Company’s
plans, objectives,
expectations and intentions. Such statements include, without limitation, statements regarding: the
Company’s
backlog and any implication that the
Company’s
backlog may be indicative of future sales; the
Company’s
expectations regarding product development and opportunities for growth; the
Company’s
expectation
regarding the contribution of Third Wave Technologies; and the
Company’s
outlook and financial and other guidance. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated.
The
Company’s
backlog consists of purchase orders for which delivery is scheduled within the next twelve months, as specified by the customer. In certain circumstances, orders included in backlog may be canceled or rescheduled by customers without significant penalty. Therefore, backlog as of any particular date should not be relied upon as indicative of the
Company’s
revenues for any future period. Other risks and uncertainties that could adversely affect the
Company’s
business and prospects include without limitation: U.S. and general worldwide economic conditions and related uncertainties, including the recent global financial turmoil and associated economic downturn; the
Company’s
reliance on third party reimbursement policies to support the sales and market acceptance of its products, including the possible adverse impact of government regulation and changes in the availability and amount of reimbursement; the
Company’s
ability to
integrate its acquisitions and business combinations effectively; uncertainties inherent in the development of new products and the enhancement of existing products, including FDA approval and/or clearance and other regulatory risks, technical risks, cost overruns and delays; the risk that newly introduced products may contain undetected errors or defects or otherwise not perform as anticipated; manufacturing risks, including the
Company’s
reliance on a single source of
supply for key components, and the need to comply with especially high standards for the manufacture of many of its products; the
Company’s
ability to predict
accurately the demand for its products, and products under development, and to develop strategies to address its markets successfully; the early stage of market development for certain of the
Company’s
products; the risk of adverse events and product liability claims; risks related to the use and protection of intellectual property; expenses and uncertainties relating to litigation; technical innovations that could render products marketed or under development by the Company obsolete; competition; general future legislative, regulatory, or tax changes; the risks of conducting business internationally, including the effect of exchange rate fluctuations on those operations; financing risks, including the
Company’s
obligation to meet financial covenants and payment obligations under the
Company’s
financing arrangements and leases; and the
Company’s
ability to attract and retain qualified personnel.
The risks included above are not exhaustive. Other factors that could adversely affect the
Company’s
business and prospects are described in the
Company’s
filings
with the Securities and Exchange Commission. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the
Company’s
expectations or any change in events, conditions or circumstances on which any such statement is based.
Hologic, Adiana, AEG, Cytyc, BioLucent, FullTerm, MammoSite, Novasure, R2, Suros, Selenia, Dimensions, ThinPrep and Third Wave and associated logos are trademarks and/or registered trademarks of Hologic, Inc. and/or its subsidiaries in the United States and/or other countries.

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
3
Q4-08 and FY-08 Overview
Quarter and Year Ended September 27, 2008
1,683 systems
• Up from 1,189 in FY-07
452 systems
• Up from 351 in Q4-07
• Up from 429 in Q3-08
Record Sales of Selenias
$155.3 million
Q4’08 Adjusted EBITDA*
Non-GAAP adjusted net income of
$294.7 million (GAAP net loss of
$385.6 million)*
• Non-GAAP adjusted net income up $190.0
million or 181.6% vs. FY-07
Non-GAAP adjusted net income of
$77.2 million (GAAP net loss of
$144.4 million)*
• Non-GAAP adjusted net income up $44.3 million
or 134.8% vs. Q4-07
Net Income*
$1,674.5 million
• Up $936.1 million or 126.8% vs. FY-07
$442.5 million
• Up $239.9 million or 118.5% vs. Q4-07
• Up $13.0 million or 3.0% vs. Q3-08
Record Revenues
FY 2008 Q4 2008 Key Performance Metrics
*- See reconciliation of GAAP net (loss) income and EPS to non-GAAP adjusted net income and EPS and to adjusted EBITDA on pages 7-10 of this presentation.

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
4
Q4-08 and FY-08 Overview
Q4-08 and FY-08 Overview
Quarter and Year Ended September 27, 2008 (continued)
Quarter and Year Ended September 27, 2008 (continued)
Additional Key Performance Metrics and FY 2008 Events:
•
Balance Sheet
•
Backlog of $360.4 million as of Sept. 27, 2008 (46.3% related to Breast Health and 49.4%
related to Surgical and Diagnostics)
•
Term Loan Balance reduced to $465 million as of September 27, 2008 ($540 million borrowed in July to fund Third Wave acquisition)
•
Strategic
•
Cytyc merger completed on October 22, 2007 with successful integration and continued
synergies realized/to be realized
•
Third Wave acquisition completed on July 24, 2008 with integration in process and synergies realized/to be realized
•
Three products (four PMA filings) with the FDA

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
5
Acquisition of Third Wave Technologies in Q4’08
Acquisition of Third Wave Technologies in Q4’08
(acquired on July 24, 2008) (acquired on July 24, 2008)
The Transaction
• $600M cash purchase – July 24, 2008
• $540M term loans to finance
The Company
• Patented molecular diagnostics platform
• Two PMAs filed for HPV tests
The HPV Market
• $400M U.S. – 50% penetrated
• $400M O.U.S. – 10% penetrated
Rationale
Complementary with ThinPrep Pap testing product
Platform for entry into U.S. molecular market ($2.1B)
Leverages existing sales channels
Promising technology, strong product differentiators
Expected to be accretive to non-GAAP EPS in FY 2010
Strong pipeline of products under development
– Chlamydia, Gonorrhea, HAI (hospital acquired infections)

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
6
Q4-08 Financial Performance
Q4-08 Financial Performance
Quarter Ended September 27, 2008
Quarter Ended September 27, 2008
(unaudited) (unaudited)
($s in millions)
Costs and expenses include:
• Amortization of acquired intangibles- $32.0M, $3.9M and $30.6M in Q4’08, Q4’07 and Q3’08, respectively
• Stock-based compensation-
$6.2M, $1.4M and $7.0M in Q4’08, Q4’07 and Q3’08, respectively
• Restructuring charge- $6.4M in Q3’08
• Write-up of inventory to FMV-$3.9M in Q4’08
• In-process research and development- $195.2M in Q4’08
Non-GAAP*
Q4-08 Q4-08 Q4-07 change Q3-08 change
Revenues $442.5 $442.5 $202.6 118.4% $429.5 3.0%
Gross margin 60.9% 54.3% 48.1%          6.2 57.0%        (2.7)
Operating Expenses $126.6 $328.8 $51.0 544.7% $137.1 139.8%
Pre-Tax Income (Loss) $122.2 ($109.3) $47.7 (329.1%) $94.9 (215.2%)
Net Income (Loss) $77.2 ($144.4) $32.1 (549.8%) $61.4 (335.2%)
Diluted EPS $0.30 ($0.56) $0.29 (294.5%) $0.24 (335.0%)
GAAP
* Represents a non-GAAP amount. Such amount excludes acquisition-related charges such as amortization of intangible assets, the increase in costs of products sold associated with the write-up of inventory to fair value and in-process research and development.  See  reconciliation of GAAP to non-GAAP net income on pages 7 and 9 of this presentation.

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
7
Footnotes are included on a following slide
Reconciliation of GAAP Net (Loss) Income and EPS to Non-GAAP Adjusted Net Income and EPS and to Adjusted EBITDA
(unaudited - in thousands, except EPS)
GAAP Non-GAAP GAAP Non-GAAP
REVENUES 442,512 $       - $             442,512 $    202,564 $    - $           202,564 $
COSTS AND EXPENSES:
Cost of revenues 176,570          (3,933)           (1) 172,637       102,326       102,326
Cost of revenues –amoritz. of intangibles 25,661            (25,426)         (2) 235              2,724           (2,460)         (2) 264
  Total cost of revenues 202,231          (29,359)         172,872       105,050       (2,460)         102,590
Gross profit 240,281          29,359          269,640       97,514         2,460           99,974
Gross margin % 54.3% 60.9% 48.1% 49.4%
Research and development 20,944            -                 20,944         11,262         -              11,262
Selling and marketing 67,793            -                 67,793         23,321         -              23,321
General and administrative 38,293            (480)              (3) 37,813         14,994         -              14,994
Amortization of acquired intangible assets
6,542              (6,542)           (2) -              1,439           (1,439)         (2) -
Acquired in-process research and
development
195,200          (195,200)       (5) -              -              -              -
  Total operating expenses 328,772          (202,222)       126,550       51,016         (1,439)         49,577
Total costs and expenses 531,003          (231,581)       299,422       156,066       (3,899)         152,167
(Loss) income from operations (88,491)          231,581        143,090       46,498         3,899           50,397
Interest income                  800 -                 800              1,185           -              1,185
Interest and other (expense) income, net           (21,643) -                 (21,643)       48                 -              48
(Loss) income before provision for income
taxes (109,334)        231,581        122,247       47,731         3,899           51,630
Provision for income taxes 35,041            9,995            (8) 45,036         15,621         3,121           (9) 18,742
Net  (loss) income  (144,375) $     221,586 $     77,211 $      32,110 $      778 $           32,888 $
Net (loss) income per common and common
equivalent share*:
Basic $           (0.56) $         0.30 $         0.30 $         0.30
Diluted $           (0.56) $         0.30
(10)
$         0.29 $         0.30
Adjustments Adjustments
Three Months Ended Three Months Ended
September 27, 2008 September 29, 2007
* Reflects 2-for-1 stock split on April 2, 2008

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
8
Non-GAAP adjusted net income 77,211 $
Adjustments
Interest expense, net 19,011
Provision for income taxes
45,036
Depreciation and amortization, not adjusted above
14,000
Adjusted EBITDA 155,258 $
Three Months
Ended
September 27, 2008
Reconciliation of GAAP Net (Loss) Income and EPS to Non-GAAP Adjusted Net Income and EPS and to
Adjusted EBITDA (continued)
(unaudited - in thousands, except EPS)

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
9
Reconciliation of GAAP Net (Loss) Income and EPS to Non-GAAP Adjusted Net Income and Non-GAAP Adjusted EPS
(unaudited - in thousands, except EPS)
GAAP Non-GAAP GAAP Non-GAAP
REVENUES 1,674,498 $    - $             1,674,498 $   738,368 $    - $           738,368 $
COSTS AND EXPENSES:
Cost of revenues 686,670          (46,301)         (1) 640,369         381,777       -              381,777
Cost of revenues - amortiz. of intangibles
95,310            (94,291)         (2) 1,019             11,262         (10,194)       (2) 1,068
  Total cost of revenues
781,980          (140,592)       641,388         393,039       (10,194)       382,845
Gross profit
892,518          140,592        1,033,110      345,329       10,194         355,523
Gross margin %
53.3% 61.7% 46.8% 48.1%
Research and development 81,421            -                 81,421           44,381         -              44,381
Selling and marketing 261,525          -                 261,525         85,520         -              85,520
General and administrative 147,405          (5,405)           (3)(4) 142,000         62,092         -              62,092
Amortization of acquired intangible assets
25,227            (25,227)         (2) -                  5,584           (5,584)         (2) -
Restructuring 6,383              (6,383)           (6) -                  -              -              -
Impairment of acquired intangible assets
2,900              (2,900)           (7) -                  -              -              -
Acquired in-process research and development 565,200          (565,200)       (5) -                  -              -              -
Total operating expenses 1,090,061       (605,115)       484,946         197,577       (5,584)         191,993
Total costs and expenses 1,872,041       (745,707)       1,126,334      590,616       (15,778)       574,838
(Loss) income from operations (197,543)         745,707        548,164         147,752       15,778         163,530
Interest income                4,528 -                 4,528             2,815           -              2,815
Interest and other expense, net           (86,128) -                 (86,128)          (2,078)         -              (2,078)
(Loss) income before provision for income taxes
(279,143)         745,707        466,564         148,489       15,778         164,267
Provision for income taxes 106,476          65,406          (8) 171,882         53,911         5,718           (9) 59,629
Net (loss) income  (385,619) $      680,301 $     294,682 $      94,578 $      10,060 $      104,638 $
Net (loss) income per common and common
equivalent share*:
Basic $           (1.57) $            1.20 $         0.88 $           0.98
Diluted $           (1.57) $            1.18 (10) $         0.86 $           0.95
Adjustments Adjustments
Twelve Months Ended Twelve Months Ended
September 27, 2008 September 29, 2007
Footnotes are included on a following slide
* Reflects 2-for-1 stock split on April 2, 2008

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
10
Reconciliation of GAAP Net (Loss) Income and EPS to Non-GAAP Adjusted Net Income and Non-
GAAP Adjusted EPS -
Continued
(unaudited)
(1) To exclude the increase in cost of revenues resulting from the write-up of acquired Cytyc and Third Wave inventory sold during fiscal 2008.
(2) To exclude the on-going, non-cash amortization of the intangible assets acquired since fiscal 2006.
(3) To exclude the stock-based compensation associated with the termination of former Third Wave executives in the fourth quarter of fiscal 2008.
(4) To exclude stock-based compensation related to the acceleration of vesting and the modification of the terms of certain equity awards as a result of the merger with Cytyc in the first quarter of fiscal 2008.
(5) To exclude the non-cash expense associated with the write-off of the acquired in-process research and development related to the merger with Cytyc and the acquisition of Third
Wave in fiscal 2008.
(6) To exclude restructuring charges consisting of cash and stock-based compensation related to the resignation of the Company’s Executive Chairman in May 2008.
(7) To exclude the non-cash expense associated with the write-off of certain intangible assets acquired from Cytyc in the first fiscal quarter of 2008.
(8) To reflect an estimated effective tax rate of 36.8% on a non-GAAP basis.
(9) To reflect an estimated effective tax rate of 36.3% on a non-GAAP basis.
(10) Non-GAAP diluted earnings per share was calculated based on 259,242 and 250,569 weighted average diluted shares outstanding for the three and twelve months ended
September 27, 2008, respectively.
The Company has presented the following non-GAAP financial measures: adjusted net income; adjusted EPS; and adjusted EBITDA. As set forth in the applicable reconciliation tables above, non-GAAP adjusted net income and non-GAAP adjusted EPS excludes the following items from GAAP net income and EPS: (i) non-cash expenses associated with the
Company’s recent acquisitions, including the amortization and write-off of intangible assets, stock-based compensation expense associated with the termination of acquired employees, acceleration of the vesting or other modification of the terms of equity awards as a result of an acquisition, and the write-off of acquired research and development; (ii)
the increase in cost of revenues resulting from the write-up of acquired inventory sold during the applicable period and (iii) restructuring charges. The Company’s non-GAAP adjusted EBITDA excludes from its GAAP net income (i) the items excluded in its calculation of adjusted net income, (ii) interest expense, net, (iii) provision for income taxes, and
(iv) its depreciation and amortization expense not otherwise excluded in calculating its adjusted net income. The Company believes the use of non-GAAP adjusted net income and non-GAAP EPS are useful to investors in comparing the results of operations in fiscal 2008 to the comparable period in fiscal 2007 by eliminating certain of the more significant effects of the acquisitions that took place since fiscal 2006. These measures also reflect how the Company manages the business internally and sets operational goals, and forms the basis of certain of its management incentive programs. In addition to the adjustments set forth in the calculation of its adjusted net income, its adjusted EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. As with the items eliminated in its calculation of adjusted net income, these items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. The items excluded in its calculation of its adjusted EBITDA presented herein are also excluded in the calculation of its adjusted EBITDA under its senior secured borrowing arrangements and used by the Company and its lenders in determining its compliance with its financial covenants under those arrangements. When analyzing the Company’s operating performance, investors should not consider these non-GAAP financial measures as a substitute for net income or EPS prepared in accordance with GAAP.

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
11
Consolidated Balance Sheet Data
At Quarter End
(unaudited - in millions)
Sound balance sheet coupled with strong
generation of cash flows.
September 27, 2008 September 29, 2007
Cash $99.3 $100.4
Working Capital 352.7 220.6
Total Assets $8,134.6 $1,066.3
Long Term Liabilities 3,151.5 82.0
Total Liabilities 3,492.4 260.6
Stockholders' Equity $4,642.3 $805.7

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
12
282
328
351
384
418
429
452
16
11
3
27 27
44
50
54
64
71
97
111
154
193
228
35
37
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Selenia Highlights:
555 sold in FY06
1,189 sold in FY07
1,683 sold in FY08
Number of Selenias Sold*
Number of Selenias Sold*
Full Field Digital Mammography
Full Field Digital Mammography
2004 2006 2007
2008
2003 2005
* For fiscal years ended last Saturday in Sept
.

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
13
MQSA U.S. Scorecard*
(Mammography Quality Standards Act of 1992)
Total Certified Facilities 8,827
Total Accredited Units 13,360
Certified Facilities with FFDM Units
3,896      44.1%
Accredited FFDM Units
5,913      44.3%
Total U.S. Annual
Mammography Procedures 36.3 million
Hologic U.S. Installed Base (as of 9/27/08)
2,973     52.2%
(of FFDM units)
*(http://www.fda.gov/cdrh/mammography/scorecard-statistics)
Certified Statistics as of November 1, 2008

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
14
Q4-08 Segment Highlights
Total Breast Health
(Includes Mammography, R2, Suros, Mammopad, DRC, AEG and MammoSite products)
(unaudited)
($s in millions)
4
th
quarter highlights:
• BH revenues represent 50% of total revenues
• Increase in Selenia product sales to 452, an increase of 101 over Q4’07 and an increase of 23 over Q3’08
• Includes $7.0M of amortization of intangibles (vs. $4.1M and $7.1M in Q4’07 and Q3’08, respectively)
•
Includes $2.0M of stock-based compensation (vs. $1.2M and $2.7M in Q4’07 and Q3’08, respectively)
Q4-08 Q4-07 % change Q3-08 % change
Revenues $221.0 $177.0 24.9% $219.5 0.7%
Gross margin 49.5% 51.4%             (1.9) 51.5%             (2.0)
Operating income $54.3 $48.1 12.9% $56.4 (3.7%)

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
15
Q4-08 Segment Highlights
Q4-08 Segment Highlights
Diagnostics
Diagnostics
(Includes ThinPrep, Full Term and Third Wave products) (Includes ThinPrep, Full Term and Third Wave products)
(unaudited) (unaudited)
($s in millions)
4
th
quarter highlights:
• Diagnostics revenues represent 30% of total revenues
•
Includes $19.0M of amortization of intangibles (vs. $0 and $17.6M in Q4’07 and Q3’08, respectively)
•
Includes $3.0M of stock-based compensation (vs. $0 and $2.4M in Q4’07 and Q3’08, respectively)
•
Includes $3.9M charge resulting from the write-up of inventory acquired from Third Wave and sold during fiscal 2008
•
Includes $195.2M of in-process R&D associated with the Third Wave acquisition
Q4-08 Q4-07 % change Q3-08 % change
Revenues $133.7 $126.6 5.6%
Gross margin 58.9% 62.4%             (3.5)
Operating (loss) income ($163.2) $35.8 (555.9%)
- New Segment

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
16
Q4-08 Segment Highlights
GYN Surgical
(Includes NovaSure and Adiana products)
(unaudited)
($s in millions)
4
th
quarter highlights:
• GYN Surgical revenues represent 14% of total revenues
• Includes $6.2M of amortization of intangibles (vs. $0 and $6.1M in Q4’07 and Q3’08, respectively)
• Includes $0.8M stock-based compensation (vs. $0 and $1.5M in Q4’07 and Q3’08, respectively)
• Includes $0 restructuring charge (vs. $0 and $2.4M in Q4’07 and Q3’08, respectively)
Q4-08 Q4-07 % change Q3-08 % change
Revenues $59.7 $56.3 6.0%
Gross margin 70.5% 74.0%             (3.5)
Operating income $18.2 $12.2 49.2%
- New Segment

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
17
Q4-08 Segment Highlights
Skeletal Health
(Includes Osteoporosis, Mini C-arm, Extremity MRI and General Radiography products)
(unaudited)
($s in millions)
4
th
quarter highlights:
• 6% of total revenues
• Includes $0.4M stock-based compensation (vs. $0.3 and $0.4M in Q4’07 and Q3’08, respectively)
Q4-08 Q4-07 % change Q3-08 % change
Revenues $28.1 $25.6 9.8% $27.1 3.7%
Gross margin 36.3% 25.4%             10.9 40.5%             (4.2)
Operating (loss) income $2.2 ($1.6) 237.5% $3.2 (31.3%)

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
18
GAAP Guidance for Q1-09 (Quarter ending December 27, 2008)
Expected effective tax rate reflects the benefit from the reinstatement of the
Federal Research and Development Tax Credit.
33% N/A N/A
Effective tax rate
($1.66)
$31.7
$490.6
45.2%
$371.4
Q1
2008
Actual
Interest on $1.725 billion convertible notes and new term loans of $540 million
(borrowed July ’08) is approximately $19 million, including the amortization of deferred financing costs. Q1 ’08 included significantly higher term loans to fund the Cytyc acquisition in October ’07 and outstanding convertible notes held by Cytyc pre-acquisition and assumed by Hologic in the acquisition.
$20 $19.8
Interest expense
($0.56)
$328.8
54.3%
$442.5
Q4
2008
Actual
EPS*
Operating
expenses
Gross margins
Revenues
($s in millions,
except EPS)
2008 EPS includes acquisition-related charges incurred in connection with the merger with Cytyc in Q1’08 and the acquisition of Third Wave in Q4’08.
Q1’09 EPS includes an expected net loss of approximately $0.04 from Third
Wave.
Non-GAAP adjusted EPS for Q1’09 is expected to be approximately $0.29 -
$0.30. See reconciliation of GAAP to non-GAAP expected EPS for Q1’09 on page 20 of this presentation.
2008 operating expenses include acquisition-related charges incurred in connection with the merger with Cytyc in Q1’08 and the acquisition of Third
Wave in Q4’08. Expected operating expenses in Q1 ’09 include amortization of intangibles of approximately $13 million.
Expecting gross margins to hold relatively flat. Expected gross margins for
Q1 2009 include amortization of intangibles of approximately $36 million.
Includes current core products only- no contribution from PMA products awaiting FDA approval.
Commentary
$0.16 - $0.17
$149 - $151
53% - 54%
$441 - $443
Q1 2009
Guidance
* EPS for Q1’08 reflects 2 for 1 stock split on April 2, 2008

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
19
GAAP Guidance for 2009 (Fiscal Year ending September 26, 2009)
GAAP Guidance for 2009 (Fiscal Year ending September 26, 2009)
Expected effective tax rate reflects the benefit from the reinstatement of the Federal
Research and Development Tax Credit.
35.25% N/A
Effective tax rate
$0.73 - $0.75
$78
$605 - 615
54%
$1,825 -
$1,850
Fiscal 2009
Guidance
Both years include interest expense relating to the $1.725B convertible notes
(approximately $9M per quarter), plus related amortization of deferred financing costs of approximately $1.5M per quarter.
$84.9
Interest expense
Diluted EPS
Operating
expenses
Gross margins
Revenues
($s in millions,
except EPS)
2008 EPS includes acquisition-related charges incurred in connection with the merger with Cytyc and the acquisition of Third Wave. Fiscal 2009 EPS includes an expected net loss of approximately $0.12 from the full year results of Third Wave, excluding any contribution for an FDA approval of the HPV PMA.
Non-GAAP adjusted EPS for fiscal 2009 is expected to be approximately $1.22 - $1.24.
See reconciliation of GAAP to non-GAAP expected EPS for fiscal 2009 on page 20 of this presentation.
2008 operating expenses include acquisition-related charges incurred in connection with the merger with Cytyc and the acquisition of Third Wave. Expected operating expenses in fiscal 2009 include amortization of intangibles of approximately $53 million.
Expecting gross margins to hold relatively flat. Expected gross margins for fiscal 2009 include amortization of intangibles of approximately $143 million.
Fiscal 2009 revenues are expected to increase to between $1.825 billion to $1.850 billion, driven primarily by an increase in revenues in our diagnostic segment, including the recently acquired Third Wave products, and from growth in our NovaSure product line.
This revenue guidance is for Hologic’s currently approved and marketed products and does not include any contribution from the PMA products currently being reviewed by the FDA.
Commentary
($1.57)
$1,090.1
53.3%
$1,674.5
Fiscal
2008
Actual

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
20
Reconciliation of Future Non-GAAP Adjusted Earnings
Reconciliation of Future Non-GAAP Adjusted Earnings
and Earnings per Share to GAAP
and Earnings per Share to GAAP
Explanatory Notes:
(1) To exclude the on-going, non-cash amortization of the intangible assets acquired.
(2) To reflect an estimated effective tax rate of 33% for the first fiscal quarter of 2009.
(3) To reflect an estimated effective tax rate of 35.25% for the full year of fiscal 2009.
(4) To reflect estimated diluted weighted average shares outstanding of 260,000 and 261,000 for the first quarter and full year of fiscal 2009, respectively.
Three Months Ended Diluted Earnings Twelve Months Ended Diluted Earnings
December 27, 2008 Shares per Share September 26, 2009 Shares per Share
(In thousands, except per share amounts)
Projected GAAP net income $42,300 - $44,800 260,000 $0.16 - $0.17 $190,900 - $195,900 261,000 $0.73 - $0.75
Adjustments:
Cost of revenues - amortization of acquired
Intangible Assets 36,300 (1) 143,400 (1)
Amortization of acquired intangible assets 12,600 (1) 53,000 (1)
Income tax effect of reconciling items (16,200)(2) (69,300)(3)
Projected non-GAAP net income $75,000 - $77,500 260,000 (4) $0.29 - $0.30 $318,000 - $323,000 261,000 (4) $1.22 - $1.24

Provided November 11, 2008 as part of an oral presentation and is qualified by such, contains forward-looking statements, actual results may vary materially from any forward looking information provided– Hologic disclaims any duty to update.
21
Q4 and FY ’08 Summary
• Strong Results
– Revenues and earnings guidance met or exceeded
– Record Selenia full field digital mammography systems installed and recognized as revenue
– First Selenia Dimensions “Tomosynthesis/3-D” digital mammography systems installed and recognized as revenue in Q4 in international market
– Paid off $600 million Term Loan borrowed on October 22, 2007 to fund Cytyc acquisition
– $540M Term Loan in July 2008 to fund Third Wave acquisition reduced to $465M as of FYE
• Continued Growth
– Progress with three products (four PMA filings) currently under review with FDA
– Merger with Cytyc Corporation on October 22, 2007
– Acquisition of Third Wave Technologies on July 24, 2008
– Increased international penetration
• Products
– A total of nine best in class products
– Broader distribution channels and expanded sales force
– Continued product development